                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  ONYX PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1.  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2.  Aggregate number of securities to which transaction applies:
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     3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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
                           ONYX PHARMACEUTICALS, INC.
                              3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA 94806

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1999

TO THE STOCKHOLDERS OF ONYX PHARMACEUTICALS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ONYX PHARMACEUTICALS, INC., a DELAWARE corporation (the "Company"), will be held on Thursday, May 27, 1999 at 10:00 a.m., local time, at the Company's executive offices located at 3031 Research Drive, Richmond, California 94806, for the following purposes:

    1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

    2. To approve the Company's 1996 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 300,000 shares.

    3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on April 15, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                                  [SIGNATURE]

                                          Robert L. Jones

                                          SECRETARY

Richmond, California


April 23, 1999


    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           ONYX PHARMACEUTICALS, INC.
                              3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA 94806

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


    The enclosed proxy is solicited on behalf of the Board of Directors of ONYX Pharmaceuticals, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 27, 1999 at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's executive offices, 3031 Research Drive, Richmond, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 23, 1999 to all stockholders entitled to vote at the Annual Meeting.


SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES


    Only holders of record of Common Stock at the close of business on April 15, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 15, 1999, the Company had outstanding and entitled to vote 11,468,154 shares of Common Stock.


    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3031 Research Drive, Richmond, California 94806, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS


    The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 23, 1999. The deadline for submitting a stockholder proposal or a nomination for director that is not included in such proxy statement and form of proxy is no earlier than February 26, 2000, and no later than March 28, 2000. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.


    The Board of Directors is presently composed of seven members with two vacancies. There are two directors in Class III whose term of office expires in 1999. Each of the nominees for election to Class III is currently a director of the Company who was previously elected by stockholders. If elected at the Annual Meeting, each of the nominees would serve until the annual meeting of stockholders in 2002 and until his successor is elected and duly qualified, or until such director's earlier death, resignation or removal. If the nominees are elected at the Annual Meeting, the Board of Directors shall be composed of seven members with two vacancies.


    Bayer Corporation has the right to have a nominee elected to the Company's Board of Directors until the later of (i) the end of the research term of the collaborative agreement with the Company, or (ii) if the parties have a compound in clinical development, until such time as the parties do not have a compound in clinical development. Dr. Michael J. Berendt currently serves as the Bayer Corporation nominee on the Board of Directors.

    International Biotechnology Trust plc ("IBT") has the right to have its nominee elected to the Company's Board of Directors as long as it continues to own more than 66 2/3% of the Common Stock purchased by it from the Company on January 12, 1998. Nicole Vitullo currently serves as the IBT nominee on the Board of Directors.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

    Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL
  MEETING--CLASS III

    SAMUEL D. COLELLA, age 60, has served as Chairman of the Board of the Company since February 1993 and as a director of the Company since its inception. Mr. Colella has been a partner in Institutional Venture Partners, a private venture capital firm, since 1984. Mr. Colella holds a B.S. in business and engineering from the University of Pittsburgh and an M.B.A. from Stanford University.

    HOLLINGS C. RENTON, age 52, has served as President and Chief Executive Officer and as a director of the Company since March 1993. Prior to joining the Company, Mr. Renton served as President and Chief Operating Officer of Chiron Corporation from December 1991 to March 1993 following Chiron Corporation's acquisition of Cetus Corporation. Prior to the acquisition, Mr. Renton served as President of Cetus Corporation from August 1990 to February 1993 and as Chief Operating Officer of Cetus Corporation from 1987 to August 1990. Mr. Renton holds an M.B.A. from the University of Michigan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING--CLASS I


    PAUL GODDARD, PH.D., age 49, has served as a director of the Company since February 1997. From March 1991 to August 1998, Dr. Goddard served as Chief Executive Officer of Neurex Corporation, a biotechnology company, and from October 1991 to August 1998, he served as Chairman of the Board. Since August 1998, Dr. Goddard has served as President and Chief Executive Officer of Elan Pharmaceuticals, Inc., a biotechnology company and a division of Elan Corporation plc. Dr. Goddard serves on the board of directors of Molecular Devices Corporation and Ribi ImmunoChem Research, Inc. He completed his Ph.D. in the area of etiology and pathophysiology of colon cancer at St. Mary's Hospital, University of London.


    WENDELL D. WIERENGA, PH.D., age 51, has served as a director of the Company since December 1996. Dr. Wierenga has served as Senior Vice President Research for the Parke-Davis Pharmaceutical Research division of Warner-Lambert Company since 1990. Dr. Wierenga has also served as Vice President of the Medtech division of Warner-Lambert Company since 1992. In addition, he serves on the board of directors of GenVec, Inc. Dr. Wierenga holds a B.A. from Hope College and a Ph.D. in chemistry from Stanford University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING--CLASS II


    MICHAEL J. BERENDT, PH.D., age 50, has served as a director of the Company since December 1996. Dr. Berendt has served as a Senior Vice President for Research for the Pharmaceutical Division of Bayer Corporation, a pharmaceutical company, since December 1996. From November 1993 to November 1996, Dr. Berendt held various research and management positions at the Pharmaceutical Division of Bayer Corporation including Vice President, Institute for Bone & Joint Disorders and Cancer. Dr. Berendt is on the Board of Directors of Myriad Genetics, Inc. and the Waters Corporation. Dr. Berendt holds a B.S. from Ohio Dominican College, a M.S. in microbiology from Miami University and a Ph.D. in microbiology/immunology from Hahnemann Medical College and University.



    EDWARD E. PENHOET, PH.D., age 58, has served as a director of the Company since July 1997. Dr. Penhoet was a co-founder and director of Chiron Corporation and served as its Chief Executive Officer until May 1998 when he became Vice Chairman. Dr. Penhoet has been a faculty member of the Biochemistry Department at the University of California, Berkeley, for 26 years. In July 1998, Dr. Penhoet was appointed the Dean of the School of Public Health, at the University of California at Berkeley.

    NICOLE VITULLO, age 41, has served as a director of the Company since February 1998. Ms. Vitullo has served as Senior Vice President of Rothchild Asset Management since 1992. Rothchild Asset Management advises and manages two publicly traded investment funds including Biotechnology Investments Limited and International Biotechnology Trust plc. Prior to joining Rothchild Asset Management, Ms. Vitullo was Director, Corporate Communication and Investor Relations at Cephalon, Inc., a pharmaceutical company. Ms. Vitullo serves on the board of directors of Cadus Pharmaceuticals, Corvas International and Cytel Corporation. Ms. Vitullo holds a B.A. in mathematics and an M.B.A. from the University of Rochester.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended December 31, 1998, the Board of Directors held six meetings. The Board has an Audit Committee and a Compensation Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is currently composed of three non-employee directors: Mr. Colella, Ms. Vitullo and Dr. Wierenga. The Audit Committee met once during such fiscal year.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Mr. Colella, Dr. Goddard and Dr. Penhoet. It met twice during such fiscal year.

    During the fiscal year ended December 31, 1998, all directors except Drs. Berendt and Goddard attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively.

                                   PROPOSAL 2
             APPROVAL OF THE 1996 EQUITY INCENTIVE PLAN, AS AMENDED

    In March 1996, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1996 Equity Incentive Plan (the "1996 Plan"). As amended to date, there are 2,625,000 shares of the Company's Common Stock authorized and reserved for issuance under the 1996 Plan. As of March 31, 1999, options (net of canceled or expired options) covering an aggregate of 2,081,787 shares of Common Stock had been granted under the 1996 Plan, and approximately 541,713 shares of Common Stock (plus any shares that might in the future be returned to the plan as a result of cancellation or expiration of options) remained available for future grants, under the 1996 Plan. During the last fiscal year, under the 1996 Plan, the Company granted options to purchase 53,000 shares of Common Stock to current executive officers and directors at exercise prices ranging from $4.875 to $10.8125 per share and granted to all employees and consultants (excluding executive officers) as a group options to purchase 267,106 shares at exercise prices ranging from $4.00 to $10.9375 per share.

    In April 1997, the Board of Directors adopted, and the stockholders subsequently approved, an amendment to the 1996 Plan to increase the number of shares authorized under the 1996 Plan, conform the 1996 Plan's administrative provisions to the amended rules under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and permit the Company, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options granted under the 1996 Plan.

    In April 1999, the Board of Directors approved an amendment to the 1996 Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 1996 Plan by

300,000 shares of Common Stock from a total of 2,625,000 shares to 2,925,000 shares. The Board of Directors adopted this amendment to ensure that the Company can continue to grant stock options under the 1996 Plan at levels determined appropriate by the Board of Directors and the Compensation Committee.

    Stockholders are requested in this Proposal 2 to approve the 1996 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 1996 Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the 1996 Plan are outlined below:

GENERAL


    The 1996 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock bonuses and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the 1996 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 1996 Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the 1996 Plan may be tandem rights, concurrent rights or independent rights. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.


PURPOSE

    The Board adopted the 1996 Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling key positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 189 employees, directors and consultants of the Company and its affiliates are eligible to participate in the 1996 Plan.

ADMINISTRATION

    The Board administers the 1996 Plan. Subject to the provisions of the 1996 Plan, the Board has the power to construe and interpret the 1996 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price of each option, the type of consideration and other terms of the option or award.


    The Board has the power to delegate administration of the 1996 Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act or solely of two or more "outside directors" within the meaning of Section 162(m) of the Code. For this purpose, a "non-employee director" generally is a director who does not receive remuneration from the Company other than compensation for service as a director (except for amounts not in excess of specified limits applicable pursuant to Rule 16b-3 under the Exchange Act). An "outside director" generally is a director who is neither a current or former officer of the Company nor a current employee of the Company, does not receive any remuneration from the Company other than compensation for service as a director, and is not employed by or have certain ownership interests in an entity that receives remuneration from the

Company (except within specified limits applicable under regulations issued pursuant to Section 162(m) of the Code). If administration is delegated to a committee, the committee has the power to delegate administrative powers to a subcommittee of one or more members. As used herein with respect to the 1996 Plan, the "Board" refers to any committee the Board appoints or, if applicable, any such subcommittee, as well as to the Board itself. In accordance with the foregoing provisions, the Board has delegated administration of the 1996 Plan to the Compensation Committee.

ELIGIBILITY

    Incentive stock options and stock appreciation rights related thereto may be granted under the 1996 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the 1996 Plan.

    No incentive stock option may be granted under the 1996 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 1996 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

    No person may be granted options and/or stock appreciation rights under the 1996 Plan exercisable for more than 300,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

STOCK SUBJECT TO THE 1996 PLAN

    Subject to this Proposal, an aggregate of 2,925,000 shares of Common Stock is reserved for issuance under the 1996 Plan. If awards granted under the 1996 Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the 1996 Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the 1996 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.


    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. As of April 15, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $8.1875 per share.


    The exercise price of options granted under the 1996 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement, or (iii) in any other form of legal consideration acceptable to the Board.

    REPRICING. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer participants the opportunity to replace outstanding higher priced options with new lower priced options. To the extent required by Section 162(m) of the Code, a repriced option is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the Section 162(m) Limitation.

    OPTION EXERCISE. Options granted under the 1996 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Vesting typically will occur during the optionholder's continued service with the Company or an affiliate, whether such service is performed in the capacity of employee, director or consultant (collectively, "service") and regardless of any change in the capacity of such service. Shares covered by different options granted under the 1996 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 1996 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company, or by a combination of these means.

    TERM. The maximum term of options under the 1996 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1996 Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination;
(ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option have passed; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

    The option term may be extended in the event that exercise of the option within these periods is prohibited by law, particularly applicable securities law.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PAYMENT. The Board determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

    The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 1996 Plan must be paid either in cash at the time the award is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement, or (iii) in any other form of legal consideration acceptable to the Board.

    VESTING. Shares of stock sold or awarded under the 1996 Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 1996 Plan.

    RESTRICTIONS ON TRANSFER. Rights under a stock bonus or restricted stock bonus agreement may not be transferred other than by will or by the laws of descent and distribution or except where required by law.

STOCK APPRECIATION RIGHTS

    The 1996 Plan authorizes three types of stock appreciation rights:

    TANDEM STOCK APPRECIATION RIGHTS. Tandem stock appreciation rights are tied to an underlying option and require the participant to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights shall generally be made in cash.

    CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The participant receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights shall generally be made in cash.

    INDEPENDENT STOCK APPRECIATION RIGHTS. Independent stock appreciation rights are not tied to any underlying option, but instead are denominated in "share equivalents." A share equivalent for this purpose is equal to a share of Common Stock. Independent stock appreciation rights entitle the participant to receive, upon exercise, a distribution for each exercised share equivalent that is equal to the current fair market value of a share of Common Stock, less the value of the share on the original date of grant. Distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of stock or a combination thereof.

RESTRICTIONS ON TRANSFER

    The participant may not transfer an incentive stock option other than by will or by the laws of descent and distribution. A participant may also designate a beneficiary who may exercise the option following the participant's death. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable in certain limited instances. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

    Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the 1996 Plan and outstanding awards. In that event, the 1996 Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the 1996 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The 1996 Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("change in control"), then to the extent permitted by law, any surviving corporation will be required to either assume or continue awards outstanding under the 1996 Plan or substitute similar awards for those outstanding under the 1996 Plan, or such outstanding awards will continue in full force and effect. If any surviving corporation declines to assume or continue awards outstanding under the 1996 Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which their options may be exercised will be accelerated and for all awards any repurchase rights or acquisition rights shall lapse. In such event, an outstanding award will terminate if the participant does not exercise it before a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the 1996 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1996 Plan will terminate on March 26, 2006.

    The Board also may amend the 1996 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 1996 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); or (ii) change the 1996 Plan in any other way if such change requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or to satisfy the requirements of Section 422 of the Code or any Nasdaq or other applicable securities exchange listing requirements. The Board may submit any other amendment to the 1996 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

    Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    INCENTIVE STOCK OPTIONS. Incentive stock options under the 1996 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

    If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

    Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

    To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS, RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 1996 Plan generally have the following federal income tax consequences:

    There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

    Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

    Compensation attributable to restricted stock purchases will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the number of shares subject to the award is within the per-employee limitation described above, and (iii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses and restricted stock purchases with a purchase price below fair market value qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).

                                   PROPOSAL 3
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Information with respect to the executive officers of the Company is set forth below:


NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------
Hollings C. Renton...................................          52   President, Chief Executive Officer and Director
Norman Hardman, Ph.D., F.R.S.C.......................          53   Chief Operating Officer
Gregory Giotta, Ph.D., J.D...........................          52   Vice President and Chief Legal Counsel
Mary Ann Rafferty....................................          50   Vice President, Human Resources
Marilyn E. Wortzman, C.P.A...........................          52   Controller


    HOLLINGS C. RENTON has served as President and Chief Executive Officer and as a director of the Company since March 1993. Prior to joining the Company, Mr. Renton served as President and Chief Operating Officer of Chiron Corporation from December 1991 to March 1993 following Chiron Corporation's acquisition of Cetus Corporation. Prior to the acquisition, Mr. Renton served as President of Cetus Corporation from August 1990 to February 1993 and as Chief Operating Officer of Cetus Corporation from 1987 to August 1990. Mr. Renton holds an M.B.A. from the University of Michigan.


    NORMAN HARDMAN, PH.D., F.R.S.C., joined the Company in March 1999 as Chief Operating Officer with a focus on managing overall research and development. Prior to joining the Company, Dr. Hardman served as President and Chief Operating Officer of GeneMedicine Inc., a gene thereapy company, from March 1998 to March 1999, and as Chief Scientific Officer of GeneMedicine Inc. from April 1997 to March 1998. From 1986 to 1997, Dr. Hardman held numerous research and development management positions at Ciba-Geigy Ag and Novartis Ag, Swiss pharmaceutical companies. Dr. Hardman earned a Ph.D. in Biochemistry from the University of Manchester, U.K., and a B.Sc. in Chemistry from the University of London. He has been elected as a Fellow of the Royal Society of Chemistry.



    GREGORY GIOTTA, PH.D., J.D. joined the Company in June 1995 as Vice President and Chief Legal Counsel. Prior to joining the Company, Dr. Giotta served as Vice President and Chief Intellectual Property Attorney at Glycomed Corporation, a biotechnology company, from October 1992 to June 1995. Dr. Giotta earned a Ph.D. from the University of California at Santa Cruz and a J.D. from the University of San Diego. Dr. Giotta also pursued post-doctoral research at Harvard University and the Salk Institute.


    MARY ANN RAFFERTY has served as Vice President, Human Resources since February 1998 and previously as Director, Human Resources from April 1996 to February 1998. Prior to joining the Company, Ms. Rafferty served as Director, Human Resources at Biogenex, Inc., a biotechnology company, from June 1995 to April 1996 and as Group Human Resources Manager for the Life Sciences Group at Bio-Rad Laboratories, Inc., a biotechnology company, from July 1990 to June 1995. Ms. Rafferty is Chair of the Human Resource Committee of the Biotechnology Industry Organization and is a member of the Board of Advisors of the Radford Associates Biotechnology Compensation Survey. Ms. Rafferty earned a B.A. in Communications and Linguistics from State University New York, Albany.

    MARILYN E. WORTZMAN, C.P.A. was appointed Controller of the Company in August 1998 after performing that function in an acting capacity since April 1997. From April 1992 to September 1996, Ms. Wortzman served as Finance Manager for AutoDesk, Inc., a software company. From 1989 to April 1992, Ms. Wortzman served as controller of Rucker Fuller Company, a contract office furnishings company, and prior to that, she served as a supervisory senior for the accounting firm of Ernst & Young LLP. Ms. Wortzman earned a B.A. in Political Science from Syracuse University.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 1, 1999 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.


                                                                    BENEFICIAL OWNERSHIP (1)
                                                                 ------------------------------
                                                                   NUMBER OF      PERCENT OF
BENEFICIAL OWNER                                                    SHARES           TOTAL
---------------------------------------------------------------  -------------  ---------------
International Biotechnology Trust plc(2).......................    1,122,807            9.79%
  Five Arrows House
  St. Swithins Lane
  London EC4N 8NR
  United Kingdom
Entities Affiliated with Institutional Venture Partners(3).....      985,349            8.58
  3000 Sand Hill Road
  Building 2, Suite 290
  Menlo Park, CA 94025
Bayer Corporation(4)...........................................      945,510            8.25
  400 Morgan Lane
  Westhaven, CT 96516
Chiron Corporation(5)..........................................      750,030            6.54
  4560 Horton Street
  Emeryville, CA 94608
Warner-Lambert Company(6)......................................      657,737            5.74
  201 Tabor Road
  Morris Plains, NJ 07950
Michael J. Berendt, Ph.D.(4)...................................           --               *
Samuel D. Colella(3)(7)........................................    1,008,432            8.77
Paul Goddard, Ph.D.(8).........................................       15,833               *
Edward E. Penhoet, Ph.D.(5)....................................           --               *
Hollings C. Renton(9)..........................................      319,986            2.74
Nicole Vitullo(2)(10)..........................................        5,833               *
Wendell Wierenga, Ph.D.(6)(11).................................       28,000               *
Allan Balmain, Ph.D., F.R.S.E.(12).............................      125,217            1.08
Douglas L. Blankenship(13).....................................        9,389               *
Gregory Giotta, Ph.D., J.D.(14)................................       37,900               *
Mary Ann Rafferty(15)..........................................       42,397               *
All executive officers and directors as a group (11
  persons)(16).................................................    1,592,987           13.34


------------------------

   * Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,464,780 shares of Common Stock outstanding on March 1, 1999, adjusted as required by rules promulgated by the SEC. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 1, 1999.

 (2) Ms. Vitullo, a director of the Company, is a Senior Vice President of Rothchild Asset Management which advises and manages International Biotechnology Trust plc. Ms. Vitullo disclaims beneficial ownership of the shares held by International Biotechnology Trust plc.

 (3) Includes 955,477 shares held by Institutional Venture Partners V, L.P. ("IVP") and 15,865 shares held by Institutional Venture Management V, L.P. ("IVM"), of which Mr. Colella, a director of the Company, is a partner. IVM is the general partner of IVP. Also includes 14,007 shares IVM has the right to acquire pursuant to an option exercisable within 60 days of March 1, 1999. Mr. Colella disclaims beneficial ownership of the shares held by IVP and IVM, except to the extent of his pecuniary interests therein.

 (4) Dr. Berendt, a director of the Company, is Senior Vice President for Research for Bayer. Dr. Berendt disclaims beneficial ownership of the shares held by Bayer Corporation, a wholly-owned subsidiary of Bayer AG.

 (5) Dr. Penhoet, a director of the Company, is the Vice Chairman of Chiron Corporation. Dr. Penhoet disclaims beneficial ownership of the shares held by Chiron Corporation.

 (6) Dr. Wierenga, a director of the Company, is Senior Vice President Research for the Parke-Davis Pharmaceutical Research division of Warner-Lambert Company. Dr. Wierenga disclaims beneficial ownership of the shares held by Warner-Lambert Company.

 (7) Includes 19,583 shares which may be acquired pursuant to options exercisable within 60 days of March 1, 1999. Also includes 500 shares held by Colella Family Partners and 3,000 shares held by the Colella Family Trust.

 (8) Represents 15,833 shares Dr. Goddard has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999.

 (9) Includes 119,491 shares held by The Renton Family Trust and 1,200 shares held by Mr. Renton's spouse. Also includes 193,145 shares Mr. Renton has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999 of which 83,856 would be subject to repurchase by the Company if exercised.

 (10) Represents 5,833 shares Ms. Vitullo has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999.

 (11) Represents 28,000 shares Dr. Wierenga has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999 of which 8,334 would be subject to repurchase by the Company if exercised.

 (12) Includes 120,560 shares Dr. Balmain has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999 of which 57,501 would be subject to repurchase if exercised.

 (13) Includes 1,469 shares Mr. Blankenship has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999.

 (14) Represents 37,900 shares Dr. Giotta has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999 of which 13,738 would be subject to repurchase by the Company if exercised.

 (15) Includes 39,441 shares Ms. Rafferty has the right to acquire pursuant to options exercisable within 60 days of March 1, 1999 of which 22,530 would be subject to repurchase by the Company if exercised.

 (16) Includes 1,094,333 shares held by entities affiliated with certain directors and officers and includes 475,771 shares subject to stock options held by directors, officers and entities affiliated with certain directors exercisable within 60 days of March 1, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Dr. Giotta failed to file timely one report with respect to a stock option grant to purchase 7,500 shares of Common Stock. Dr. Giotta filed such report shortly after being notified of the failure to file timely.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS


    The 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), as amended, provides that each member of the Board at the initial public offering of the Company's Common Stock was granted an option to purchase 20,000 shares of the Company's Common Stock, and each new member of the Company's Board will be granted an option to purchase 20,000 shares of the Company's Common Stock on the date of his or her initial election to the Board. Further, the Directors' Plan provides for the automatic, non-discretionary grant of options to purchase 5,000 shares of the Company's Common Stock, on the anniversary of each non-employee director's initial grant, if such non-employee director is continuing to serve as a director on such date.


    During the last fiscal year, the Company granted options to purchase an aggregate of 30,000 shares of Common Stock to non-employee directors of the Company pursuant to the Directors' Plan, at a weighted average exercise price per share of $7.60 (based on the closing sales prices reported on the Nasdaq National Market for the date of each grant). As of March 31, 1999, no options had been exercised under the Directors' Plan nor had any options granted to non-employee directors under the 1996 Plan been exercised.

    In November 1998, Dr. Wierenga entered into a consulting agreement with the Company. Pursuant to the consulting agreement, Dr. Wierenga receives an annual retainer of $10,000. In addition, Dr. Wierenga is paid $1,200 per day for his consulting services, up to a maximum of 12 days per annum. The consulting agreement also provides that the Board of Directors of the Company shall grant Dr. Wierenga an option to purchase 1,500 shares of Common Stock per annum. The consulting agreement is for a term of two years but may be terminated earlier with 30 days notice by either party.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth certain compensation awarded or paid by the Company during the years ended December 31, 1998, 1997 and 1996 to its President and Chief Executive Officer, the Company's other two most highly paid executive officers who earned more than $100,000 during the year ended December 31, 1998, and two former executive officers who earned more than $100,000 during the year ended December 31, 1998 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                                                                                     AWARD
                                                                                           --------------------------
                                                                   ANNUAL COMPENSATION      NUMBER OF
                                                                -------------------------  SECURITIES
                                                                            OTHER ANNUAL   UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR       SALARY    COMPENSATION     OPTIONS    COMPENSATION
---------------------------------------------------  ---------  ----------  -------------  -----------  -------------
Hollings C. Renton.................................       1998  $  272,600           --            --     $   2,592(4)
  President and Chief Executive Officer                   1997     258,080    $     387(2)    109,454         2,707(4)
                                                          1996     248,063       33,333(3)     15,403         2,570(4)

Allan Balmain, Ph.D., F.R.S.E......................       1998     232,734           --            --        45,373(7)
  Former Vice President, Research                         1997     220,002          387(2)         --        75,307(5)
                                                          1996      41,460           --       120,000        81,250(6)

Gregory L. Giotta, Ph.D., J.D......................       1998     187,154           --         7,500         1,871(4)
  Vice President and Chief Legal Counsel                  1997     175,433          387(2)      1,800         1,768(4)
                                                          1996     169,950           --        17,087         1,670(4)

Mary Ann Rafferty..................................       1998     127,119       10,000(1)     27,000         1,181(4)
  Vice President, Human Resources                         1997     108,367          387(2)      2,336           626(4)
                                                          1996      60,734          271(3)     11,505           302(4)

Douglas L. Blankenship.............................       1998     103,363        4,000(1)        504           207(4)
  Former Treasurer                                        1997      98,449          387(2)     13,154           195(4)
                                                          1996      91,046           --            --           172(4)

------------------------

(1) Represents annual bonus earned for 1997 performance.

(2) Represents holiday bonus.

(3) Represents annual bonus earned for 1995 performance.

(4) Represents the taxable portion of group life insurance paid by the Company.

(5) Includes $25,000 relocation bonus, $34,681 relocation reimbursement, of which $8,770 was paid in 1998, $13,380 in mortgage assistance payments and $2,246 taxable portion of group life insurance paid by the Company.

(6) Includes $41,250 for consulting services and $40,000 relocation bonus.

(7) Includes $18,000 in mortgage assistance payments, $25,000 in annual retainer for first year member of Scientific Advisory Board, and $2,373 taxable portion of group life insurance paid by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                         POTENTIAL REALIZABLE
                                                                                                           VALUE AT ASSUMED
                                                                                                           ANNUAL RATES OF
                                                  NUMBER OF    % OF TOTAL                                    STOCK PRICE
                                                 SECURITIES      OPTIONS       EXERCISE                    APPRECIATION FOR
                                                 UNDERLYING      GRANTED        PRICE                          TERM (3)
                                                   OPTIONS      IN FISCAL     PER SHARE    EXPIRATION   ----------------------
NAME                                               GRANTED      YEAR (1)         (2)          DATE          5%         10%
-----------------------------------------------  -----------  -------------  ------------  -----------  ----------  ----------
Hollings C. Renton.............................          --            --             --           --           --          --
  President and Chief Executive Officer
Allan Balmain, Ph.D., F.R.S.E..................          --            --             --           --           --          --
  Former Vice President, Research

Gregory L. Giotta, Ph.D., J.D..................       7,500          2.34%    $  10.8125       5/4/08   $   51,089  $  128,939
  Vice President and Chief Legal Counsel

Mary Ann Rafferty..............................      27,000          8.43%    $    7.375      1/20/08   $  125,449  $  316,609
  Vice President, Human Resources

Douglas L. Blankenship.........................          --            --             --           --           --          --
  Former Treasurer


------------------------

(1) Based on an aggregate of 320,106 options granted to employees and consultants of the Company in fiscal 1998 including the Named Executive Officers.


(2) Exercise prices are equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the date of grant.



(3) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES


                                                                              NUMBER OF SECURITIES
                                                                                                     VALUE OF UNEXERCISED
                                                                             UNDERLYING UNEXERCISED      IN-THE MONEY
                                                                                   OPTIONS AT             OPTIONS AT
                                                      SHARES                   DECEMBER 31, 1998     DECEMBER 31, 1998(1)
                                                    ACQUIRED ON     VALUE    ----------------------  ---------------------
NAME                                                 EXERCISE     REALIZED    VESTED     UNVESTED      VESTED    UNVESTED
-------------------------------------------------  -------------  ---------  ---------  -----------  ----------  ---------
Hollings C. Renton...............................           --           --    102,217      90,928   $  492,951  $  14,710
  President and Chief Executive Officer
Allan Balmain, Ph.D., F.R.S.E....................           --           --     54,726      65,834   $    3,320         --
  Former Vice President, Research

Gregory Giotta, Ph.D., J.D.......................        5,000    $  29,271     20,295      17,605   $   59,172  $  21,546
  Vice President and Chief Legal Counsel

Mary Ann Rafferty................................           --           --     13,507      25,934           --         --
  Vice President, Human Resources

Douglas L. Blankenship...........................           --           --      1,407       1,045           --         --
  Former Treasurer


------------------------

(1) Determined using the December 31, 1998 closing price of $7.00 per share, minus the exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT CONTRACTS

    In May 1995, the Company entered into an employment agreement with Dr. Gregory Giotta providing for an annual compensation of $165,000 per year and an option to purchase up to 24,513 shares of Common Stock at an exercise price of $1.07 per share subject to a four-year vesting schedule. If Dr. Giotta were terminated because of a change in control of the Company, Dr. Giotta would receive a severance payment equal to six months salary.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    The Company's Compensation Committee is composed of three non-employee directors: Samuel D. Colella, Edward E. Penhoet, Ph.D. and Paul Goddard, Ph.D. Neither Mr. Colella nor Drs. Penhoet nor Goddard is an officer or employee of the Company.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

COMPENSATION PHILOSOPHY


    The primary goal of the Company is to align compensation with the Company's business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other employees who contribute to the long-term success of the Company and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between employee compensation and the creation of stockholder value, the Board of Directors has adopted a total compensation package comprised of base salary, incentive variable cash payouts and stock option awards. Key elements of this compensation package are:


    - The Company pays salaries at least competitive with those of leading biotechnology companies with which the Company competes for talent.

    - The Company maintains incentive opportunities designed to motivate and reward achievement of specific company and individual goals. The availability of these incentives is designed to ensure that the total compensation for employees is competitive with the industry.

    - The Company provides significant equity-based incentives for executives and other employees to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners.

SALARY COMPENSATION

    The salary compensation for all employees, including executive officers, is based upon the compensation of employees in similar positions in other biotechnology companies, in accordance with published biotechnology compensation survey information and based upon the advice of consultants to the Company. Salary adjustments for 1998 were based on each individual's performance. In establishing base salaries for the executive officers other than the Chief Executive Officer, the Compensation Committee carefully reviewed the progress made in the programs headed by each officer and the role of these officers in the scientific and business development of the programs of the Company. In addition, the Compensation Committee relied on market survey information.

------------------------

(1) The material in this report is not "soliciting materials," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 as amended (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

COMPANY PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

    The Chief Executive Officer joined the Company in 1993. His initial salary and stock option grants were determined on the basis of negotiations between the Board of Directors and the Chief Executive Officer with due regard to his experience, competitive salary information and market conditions at the time. Mr. Renton's 1998 salary was set by the Board of Directors. As with the other executive officers, the amount of Mr. Renton's total compensation in 1998 was based on the Company's 1997 accomplishments and the Chief Executive Officer's significant contributions thereto, including, among other things, performance to Company milestones set by the Board of Directors, the commencement of Phase II clinical trials and additional Phase I clinical trials for the Company's lead product, ONYX-015, the extension of the Cell-Cycle Program with Warner-Lambert Company ("Warner-Lambert") and the partnering of the Company's Inflammation Program with Warner-Lambert.

INCENTIVE COMPENSATION

    The Company's primary incentive programs presently consist of the 1996 Plan, the 1996 Employee Stock Purchase Plan (the "Purchase Plan") and the incentive variable cash plan.


    The 1996 Plan utilizes vesting periods to encourage employees to continue in the employ of the Company. Through option grants, employees receive equity incentives to build long-term stockholder value. At the time of hiring, each employee receives a standard initial stock option grant for such employee's job position at the Company which vests over 4 years. Beginning in 1997, the Compensation Committee began granting additional options to certain key employees for as much as 50% to 75% of their position grant in order to retain such key employees. Such option grants "back-end" vest over 4 years so that 10% vest in the first year, 15% vest in the second year, 25% vest in the third year and 50% vest in the fourth year. The exercise price of options granted under the 1996 Plan is 100% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only to the extent that the Company's Common Stock appreciates in the long term.



    In 1998, the Compensation Committee did not grant any stock options to the Company's Named Executive Officers in connection with the commencement of employment. In 1998, the Board of Directors granted stock options to two of the Named Executive Officers, not including the Chief Executive Officer. The grant of the options was based on the prior performance of each executive officer and the need to retain these officers in light of the key roles played by such executive officers in the growth and success of the Company. In reaching its decisions, the Compensation Committee relied on its experience and the vesting status of the executive officers' previously issued stock options.


    The Company established the Purchase Plan both to encourage employees to continue in the employ of the Company and to motivate employees through an ownership interest in the Company. Under the Purchase Plan, employees, including officers, may have up to 15% of their earnings withheld for purchases of Common Stock on certain dates specified by the Purchase Plan. The price of Common Stock purchased will be equal to 85% of the lower of the fair market value of the Common Stock on the date of commencement of participating in each 24-month offering period or on each specified purchase date.


    In January 1996, the Compensation Committee adopted a plan to grant every employee an annual incentive stock option grant based on the Company meeting certain milestones set by the Board of Directors. In April 1997, the Compensation Committee replaced such plan with a broad-based annual incentive variable cash plan. Under such program, awards are tied to the Company meeting certain goals which are set by the Board. Individual incentive payouts would vary based on the performance of such employee.


    The Chief Executive Officer, the other executive officers and all other employees of the Company are eligible to receive incentive variable cash payouts under the incentive variable cash plan. However, the Compensation Committee is allowed to distinguish between certain officers and other employees in determining whether or not performance criteria are met. For fiscal 1998, the Compensation Committee determined that 100% of the performance criteria were met and set aside an aggregate 100% of the incentive variable cash pool for distribution to employees of the Company at the discretion of the management of the Company. An aggregate of approximately $639,000 was paid as incentive variable cash payouts to employees under this program.

CERTAIN TAX CONSIDERATIONS


    Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.



    The Compensation Committee has determined that the stock options granted under the 1996 Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant should be treated as "performance-based compensation."


    From the members of the Compensation Committee of ONYX Pharmaceuticals, Inc.

    Samuel D. Colella

    Paul Goddard, Ph.D.


    Edward E. Penhoet, Ph.D.

                     PERFORMANCE MEASUREMENT COMPARISON (1)

    The following graph shows the total stockholder return of an investment of $100 in cash on May 8, 1996 (the day immediately preceding the Company's initial public offering) for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market-US Index and (iii) the Nasdaq Pharmaceutical Index. All values assume reinvestment of full amount of all dividends:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ONYX PHARMACEUTICALS, INC.         NASDAQ STOCK MARKET (U.S.)         NASDAQ PHARMACEUTICAL
5/96                                     100                               100                            100
6/96                                      67                               100                             95
9/96                                      95                               104                             97
12/96                                     93                               109                             95
3/97                                     100                               103                             90
6/97                                      85                               122                             97
9/97                                      73                               143                            109
12/97                                     65                               134                             98
3/98                                      63                               156                            107
6/98                                      51                               161                             99
9/98                                      61                               146                             94
12/98                                     58                               188                            125
                                     DOLLARS


(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

    In August 1995, the Company entered into an employment agreement, amended in March 1997, with Dr. Allan Balmain for an annual compensation of $220,000, an option to purchase up to 100,000 shares of Common Stock at an exercise price of $10.125, subject to a four-year vesting schedule, and an option to purchase up to 20,000 shares of Common Stock at an exercise price of $10.125, subject to vesting on the attainment of certain milestones. The Company also agreed to reimburse Dr. Balmain for his reasonable moving expenses, to provide a signing bonus of $65,000 and to provide reasonable mortgage assistance for a period not to exceed three years. In addition, the Company loaned Dr. Balmain $300,000 secured by his personal residence, $25,000 of which will be forgiven in 1999.


    In March 1999, the Compensation Committee granted Dr. Norman Hardman an incentive stock option to purchase up to 83,330 shares of the Company's Common Stock with an exercise price of $6.00 per share and a non-qualified stock option to purchase up to 116,670 shares of the Company's Common Stock with an exercise price of $6.00 per share. The exercise prices of the options granted to Dr. Hardman were equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the date of grant. These options vest over four years.


    The Company has entered into indemnity agreements with certain officers, directors and other key employees which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                                  [SIGNATURE]

                                          Robert L. Jones

                                          SECRETARY


April 23, 1999



    A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998 is available without charge upon written request to: Corporate Secretary, ONYX
Pharmaceuticals, Inc., 3031 Research Drive, Richmond, California 94806.

                             ONYX PHARMACEUTICALS, INC.

                             1996 EQUITY INCENTIVE PLAN

                             ADOPTED BY MARCH 26, 1996
                   APPROVED BY THE STOCKHOLDERS ON APRIL 30, 1996
                             AMENDED DECEMBER 13, 1996
                      APPROVED BY STOCKHOLDERS ON MAY 22, 1997
                              AMENDED FEBRUARY 4, 1998
                   APPROVED BY THE STOCKHOLDERS ON MAY 28, 1998
                               AMENDED APRIL 1, 1999
                  APPROVED BY THE STOCKHOLDERS ON _______________

1.   PURPOSES.

     (a) In 1992, the Board adopted the Onyx Pharmaceuticals, Inc. 1992 Incentive Stock Plan, which plan was subsequently approved by the Company's stockholders. On March 26, 1996 the Board hereby amends and restates the Company's 1992 Incentive Stock Plan in the form of this 1996 Equity Incentive Plan. On December 13, 1996, the Board amended the Plan to comport with the requirements of amended Rule 16b-3. The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses,
(iv) rights to purchase restricted stock, and (v) Stock Appreciation Rights, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

                                     1.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "COMPANY" means Onyx Pharmaceuticals, Inc., a Delaware corporation.

     (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

     (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the individual's service relationship with the Company, whether through employment or as a Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (j)  "DIRECTOR" means a member of the Board.

     (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, or such other date or average of a range of dates as shall be

                                     2.

selected by the Board and consistently applied, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (2) If the common stock is quoted on the Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, or such other date or average of a range of dates as shall be selected by the Board and consistently applied, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

     (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s)  "OPTION" means a stock option granted pursuant to the Plan.

     (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (u) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

     (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations

                                     3.

promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w)  "PLAN" means this Onyx Pharmaceuticals, Inc. 1996 Equity Incentive
Plan.

     (x) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

     (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (bb) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                                     4.

          (3)  To amend the Plan or a Stock Award as provided in Section 14.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.
The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in the Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million nine hundred twenty-five thousand (2,925,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock

                                     5.

at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than three hundred thousand (300,000) shares of Common Stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of an Incentive Stock Option or prior to the exercise of a Nonstatutory Stock Option,
(A) by delivery to the Company of other common stock of the Company,
(B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and

                                     6.

distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 and the rules thereunder, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to such domestic relations order. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth
(10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, or comparable requirements of other applicable securities laws, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

                                     7.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of common stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option
(i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the common stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and is granted to a 10% stockholder (as described in

                                     8.

subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; PROVIDED, HOWEVER, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

                                     9.

     (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS.

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees, Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

          (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash

                                     10.

(or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

          (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.   CANCELLATION AND RE-GRANT OF OPTIONS.

     The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     Shares subject to an Option or Stock Appreciation Right canceled under this
Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to the Plan. The repricing of an Option and/or Stock Appreciation Right hereunder resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to the Plan, to the extent required by Section 162(m) of the Code.

                                     11.

10.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Employee, Director or Consultant, nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such

                                     12.

limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state, local, or other tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

                                     13.

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation or an Affiliate of such surviving or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving or acquiring corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

                                     14.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 26, 2006, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on the effective date of the initial public offering of the Company's common stock, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                     15.

                           ONYX PHARMACEUTICALS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 1999

    The undersigned hereby appoints HOLLINGS C. RENTON, MARILYN WORTZMAN and ROBERT L. JONES, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of ONYX Pharmaceuticals, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of ONYX Pharmaceuticals, Inc. to be held at the Company's executive offices located at 3031 Research Drive, Richmond, California at 10:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

    PROPOSAL 1: To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

/ / FOR all nominees listed    / / WITHHOLD AUTHORITY
below (except as indicated to    to vote for all nominees
the contrary below.)             listed below.

    Nominees: Samuel D. Colella and Hollings C. Renton

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE'S NAME
BELOW:
________________________________________________________________________________

              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

    PROPOSAL 2:  To approve the Company's 1996 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 300,000 shares.
               / /  FOR           / /  AGAINST           / /  ABSTAIN

    PROPOSAL 3:  To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.
               / /  FOR           / /  AGAINST           / /  ABSTAIN
                                              Dated: _____________________, 1999
                                              __________________________________
                                              __________________________________
                                                         SIGNATURE(S)
                                              Please sign exactly as your name
                                              appears on this proxy. If the
                                              stock is registered in the names
                                              of two or more persons, each
                                              should sign. Executors,
                                              administrators, trustees,
                                              guardians and attorneys-in-fact
                                              should add their titles. If signer
                                              is a corporation, please give full
                                              corporate name and have a duly
                                              authorized officer sign, stating
                                              title. If signer is a partnership,
                                              please sign in partnership name by
                                              authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE
            WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.